                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  FORM 8-K/A


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): August 31, 2000
                                                         ---------------


                                N'TANDEM TRUST
                                --------------
              (Exact Name of Registrant as Specified in Charter)



CALIFORNIA                             0-21470                  33-610944499
--------------------------------------------------------------------------------
(State or other jurisdiction         (Commission                (IRS Employer
of incorporation)                    File Number)            Identification No.)


6160 SOUTH SYRACUSE WAY, GREENWOOD VILLAGE, COLORADO                 80111
--------------------------------------------------------------------------------
     (Address of Principal Executive Offices)                     (Zip Code)


        Registrant's Telephone Number, Including Area Code (303) 741-3707
                                                           ---------------

On August 31, 2000, N'Tandem Trust, a California business trust (the "Trust"), through its limited partnership subsidiary, N'Tandem Properties, L.P., acquired, in two separate transactions, Hunter's Walk, a manufactured home community containing 265 homesites located in Montgomery, Alabama, from the Hunter's Walk Corporation, an Alabama corporation and Boulder Park, a manufactured home community containing 216 homesites located in Pharr, Texas, through a merger with Boulder Park LLC, a Texas limited liability company (collectively, the "Acquired Properties"). The terms of each Purchase Agreement was determined through arms-length negotiations between the respective seller and N'Tandem Properties, L.P.

     The purchase price for the Hunter's Walk community was $2,295,000 and was funded through the Trust's $20 million acquisition line of credit with US Bank N.A. (the "Credit Facility"). The Credit Facility bears interest at a rate equal to LIBOR plus 100 basis points and has a two-year term, which expires in November 2001. In conjunction with the purchase, the name of the community was changed to Heritage Point.

     On May 11, 1998, Boulder Park LLC, a related party, acquired the Boulder Park community from BOBOB, L.L.C., in an arms-length transaction for $2,360,000. The purchase price paid by the Trust for the Boulder Park community was $2,380,000, which represented the purchase price paid for the community by Boulder Park LLC plus the cost of all improvements to the community since May 11, 1998, and was funded through the Credit Facility. At the time the Boulder Park community was acquired by Boulder Park LLC no financial information relating to the community was available from, or provided to Boulder Park LLC, by BOBOB, L.L.C. As such, only one year of an audited statement of revenue and direct operating expenses has been presented.

     In determining the purchase prices paid for the Acquired Properties, the Trust considered, among other things, the historical and expected cash flow from the Acquired Properties, the nature of the occupancy trends and terms of the leases in place, current operating costs and taxes, the physical condition of the Acquired Properties, the potential to increase cash flow of the Acquired Properties and other factors. The Trust also considered the capitalization rates of recently sold manufactured home communities in the same geographic areas as the Acquired Properties. No independent appraisals were performed in connection with the acquisition of the Acquired Properties.

     In its Current Report on Form 8-K filed on September 12, 2000, the Trust first announced the acquisition of the Acquired Properties. Set forth below are certain financial statements relating to the Acquired Properties and pro forma financial information for the Trust.

Item 7:  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

         (a)   Financial Statements:

               Historical Summary of Revenues and Direct Operating Expenses for Hunter's Walk Manufactured Home Community for the year ended December 31, 1999 (Audited) and for the six months ended June 30, 2000 (Unaudited).

               Historical Summary of Revenues and Direct Operating Expenses for Boulder Park Manufactured Home Community for the year ended December 31, 1999 (Audited) and for the six months ended June 30, 2000 (Unaudited).

          (b)  Pro Forma Financial Information:

               Pro Forma Condensed Statements of Operations of the Trust for the six months ended June 30, 2000 (Unaudited) and for the year ended December 31, 1999 (Unaudited).

               Pro Forma Condensed Balance Sheet of the Trust as of June 30, 2000 (Unaudited).

                    1.

          (c)  Exhibits:

               None

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   N'TANDEM TRUST

Dated:  November 3, 2000           By: /s/ Gary P. McDaniel
                                       -------------------
                                       Gary P. McDaniel
                                       Trustee

                        REPORT OF INDEPENDENT ACCOUNTANTS

Board of Trustees
N'Tandem Trust

We have audited the accompanying Historical Summary of Revenues and Direct Operating Expenses (the "Historical Summary") of Hunter's Walk Manufactured Home Community (the "Property") for the year ended December 31, 1999. The Historical Summary is the responsibility of the Property's owners. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by the owners, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 2, and is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and direct operating expenses on the basis of accounting described in Note 2 of the Property for the year ended December 31, 1999, in conformity with accounting principles generally accepted in the United States.

PricewaterhouseCoopers LLP
Denver, Colorado
September 21, 2000

                   HUNTER'S WALK MANUFACTURED HOME COMMUNITY
                        HISTORICAL SUMMARY OF REVENUES
                         AND DIRECT OPERATING EXPENSES

                                                      For the Six Months         For the Year Ended
                                                     Ended June 30, 2000         December 31, 1999
                                                     -------------------         ------------------
REVENUES                                                 (Unaudited)
--------
Rent and utilities                                         $290,200                  $531,700
Other                                                         9,700                    19,600
                                                           --------                  --------

                                                            299,900                   551,300
                                                           --------                  --------
DIRECT OPERATING EXPENSES:
-------------------------

On-site operating                                            42,400                    83,400
Utilities                                                    63,900                   129,300
Real estate taxes                                             6,700                    13,400
                                                           --------                  --------

                                                            113,000                   226,100
                                                           --------                  --------
Revenues in excess of direct operating expenses            $186,900                  $325,200
                                                           ========                  ========

                 See accompanying notes to financial statements.

                    HUNTER'S WALK MANUFACTURED HOME COMMUNITY
                     NOTES TO HISTORICAL SUMMARY OF REVENUES
                          AND DIRECT OPERATING EXPENSES
                                     -------

1.     BUSINESS:
       --------

        The Historical Summary of Revenues and Direct Operating Expenses includes the operations of Hunter's Walk Manufactured Home Community. The property is located in the state of Alabama. The property was acquired by N'Tandem Trust in August 2000 and includes 265 sites.

2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
       ------------------------------------------

        BASIS OF PRESENTATION

        The financial statement is not representative of the actual operations for the year presented as certain expenses that may not be comparable to the expenses expected to be incurred in the future operations of the acquired property have been excluded in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. Expenses excluded consist of interest, depreciation, amortization, and other costs.

        INTERIM UNAUDITED FINANCIAL INFORMATION

        The accompanying interim unaudited Historical Summary of Revenues and Direct Operating Expenses has been prepared pursuant to the rules and regulations of the Securities and Exchange Commission and was prepared on the same basis as the Historical Summary of Revenues and Direct Operating Expenses for the year ended December 31, 1999. In the opinion of the owners, all material adjustments, consisting only of normal recurring adjustments, necessary for a fair presentation of the information for this interim period have been made. The excess of revenues over direct operating expenses for such interim period is not necessarily indicative of the excess of revenues over direct operating expenses for the full year.

        REVENUE RECOGNITION

        Rental income attributable to residential leases is recorded when earned from tenants.

        ESTIMATES

        The preparation of the financial statement requires the owners to make estimates and assumptions. Actual results could differ from the estimates included in the financial statement.

                        REPORT OF INDEPENDENT ACCOUNTANTS

Board of Trustees
N'Tandem Trust

We have audited the accompanying Historical Summary of Revenues and Direct Operating Expenses (the "Historical Summary") of Boulder Park Manufactured Home Community (the "Property") for the year ended December 31, 1999. The Historical Summary is the responsibility of the Property's owners. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by the owners, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 2, and is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and direct operating expenses on the basis of accounting described in Note 2 of the Property for the year ended December 31, 1999, in conformity with accounting principles generally accepted in the United States.

PricewaterhouseCoopers LLP
Denver, Colorado
October 24 , 2000

                    BOULDER PARK MANUFACTURED HOME COMMUNITY
                         HISTORICAL SUMMARY OF REVENUES
                          AND DIRECT OPERATING EXPENSES

                                                      For the Six Months             For the Year Ended
                                                     Ended June 30, 2000             December 31, 1999
                                                     -------------------             ------------------
REVENUES                                                 (Unaudited)
--------
Rent and utilities                                         $192,800                       $408,800
                                                           --------                       --------
DIRECT OPERATING EXPENSES:
-------------------------

On-site operating                                            78,400                        111,600
Utilities                                                    26,800                         61,200
Real estate taxes                                            12,500                         29,000
                                                           --------                       --------

                                                            117,700                        201,800
                                                           --------                       --------
Revenues in excess of direct operating expenses            $ 75,100                       $207,000
                                                           ========                       ========

                 See accompanying notes to financial statements.

                   BOULDER PARK MANUFACTURED HOME COMMUNITY
                    NOTES TO HISTORICAL SUMMARY OF REVENUES
                         AND DIRECT OPERATING EXPENSES
                                    -------

2.     BUSINESS:
       --------

        The Historical Summary of Revenues and Direct Operating Expenses includes the operations of Boulder Park Manufactured Home Community. The property is located in the state of Texas. The property was acquired by N'Tandem T rust in August 2000 and includes 216 sites.

2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
       ------------------------------------------

        BASIS OF PRESENTATION

        The financial statement is not representative of the actual operations for the year presented as certain expenses that may not be comparable to the expenses expected to be incurred in the future operations of the acquired property have been excluded in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. Expenses excluded consist of interest, depreciation, amortization, and other costs.

        INTERIM UNAUDITED FINANCIAL INFORMATION

        The accompanying interim unaudited Historical Summary of Revenues and Direct Operating Expenses has been prepared pursuant to the rules and regulations of the Securities and Exchange Commission and was prepared on the same basis as the Historical Summary of Revenues and Direct Operating Expenses for the year ended December 31, 1999. In the opinion of the owners, all material adjustments, consisting only of normal recurring adjustments, necessary for a fair presentation of the information for this interim period have been made. The excess of revenues over direct operating expenses for such interim period is not necessarily indicative of the excess of revenues over direct operating expenses for the full year.

        REVENUE RECOGNITION

        Rental income attributable to residential leases is recorded when earned from tenants.

        ESTIMATES

        The preparation of the financial statement requires the owners to make estimates and assumptions. Actual results could differ from the estimates included in the financial statement.

                                 N' TANDEM TRUST
                  Pro Forma Condensed Statements of Operations
            For the six months ended June 30, 2000 and the year ended
                                December 31, 1999

        The following unaudited pro forma condensed statements of operations have been presented as if the acquisitions of the Hunter's Walk and Boulder Park communities and the related financing had been completed as of January 1, 1999. The unaudited pro forma condensed statements of operations and related notes should be read in conjunction with N' Tandem Trust's ("N'Tandem" or the "Trust") audited financial statements that are included in the Trust's Annual Report on Form 10-KSB as filed with the Securities and Exchange Commission (the "Commission"). The unaudited pro forma condensed statements of operations are not necessarily indicative of what actual results of operations of the Trust would have been had the acquisitions occurred on January 1, 1999 nor does it represent the results of operations of the Trust for future periods.

                                 N'Tandem Trust
                   Pro Forma Condensed Statement of Operations
                                   (unaudited)

                     For the Six Months Ended June 30, 2000

                                                   N'Tandem       Hunter's Walk      Boulder Park       Pro Forma       N'Tandem
                                                  Historical       Historical         Historical       Adjustments      Pro Forma
                                                  -------------------------------------------------------------------------------
                                                   (Note 1)         (Note 1)          (Note 1)           (Note 2)
REVENUES
--------
      Rent and utilities                          $ 3,835,100      $  290,200         $  192,800                      $ 4,318,100
      Equity in earnings (losses) of joint
       ventures and limited partnerships               (6,800)                                                             (6,800)
      Other                                           119,800           9,700                                             129,500
                                                  -------------------------------------------------------------------------------
                                                    3,948,100         299,900            192,800                 0      4,440,800

COSTS AND EXPENSES
------------------
      Property operating expenses                   1,736,400         113,000            117,700         $  24,600 d    1,991,700
      Interest                                      2,573,700                                              187,200 a    2,760,900
      Advisory Fee                                    306,600                                               23,400 c      330,000
      Depreciation                                  1,082,300                                               85,300 b    1,167,600
      General and administrative                       69,200                                                              69,200
                                                  -------------------------------------------------------------------------------
                                                    5,768,200         113,000            117,700           320,500      6,319,400

                                                  -------------------------------------------------------------------------------
Net income (loss)                                 $(1,820,100)     $  186,900         $   75,100         $(320,500)   $(1,878,600)
                                                  ===============================================================================
Preferred Dividends Paid                              (73,600)                                                            (73,600)
                                                  ===========                                                         ===========
Net income (loss) attributable to common
shares                                            $(1,893,700)     $  186,900         $   75,100         $(320,500)   $(1,952,200)
                                                  ===============================================================================
Basic and diluted loss per common share           $    (17.32)                                                         $   (17.86)
                                                  ===========                                                          ==========

         The accompanying notes are an integral part of the pro forma condensed financial statements.

                                                                             N'Tandem Trust
                                                               Pro Forma Condensed Statement of Operations
                                                                               (Unaudited)

                                                                  For the Year Ended December 31, 1999

                                                  N'Tandem       Hunter's Walk    Boulder Park      Pro forma          N'Tandem
                                                 Historical       Historical       Historical      Adjustments        Pro Forma
                                                --------------------------------------------------------------------------------
                                                  (Note 1)         (Note 1)         (Note 1)         (Note 2)          (Note 3)
REVENUES
--------
    Rent and utilities                          $  4,615,100      $  531,700      $   408,800                      $   5,555,600
    Equity in earnings (losses) of joint
     ventures and limited partnerships               (52,200)                                                            (52,200)
    Other                                            197,800          19,600                                             217,400
                                                --------------------------------------------------------------------------------
                                                   4,760,700         551,300          408,800               0          5,720,800

COSTS AND EXPENSES
------------------
    Property operating expenses                    2,209,300         226,100          201,800      $   48,000  d       2,685,200
    Interest                                       2,534,700                                          374,400  a       2,909,100
    Advisory Fee                                     346,700                                           46,800  c         393,500
    Depreciation                                   1,230,400                                          170,600  b       1,401,000
    General and administrative:
         Related parties                              14,100                                                              14,100
         Other                                       232,800                                                             232,800
                                                --------------------------------------------------------------------------------
                                                   6,568,000         226,100          201,800         639,800          7,635,700

                                                --------------------------------------------------------------------------------
Net income (loss)                               $ (1,807,300)     $  325,200      $   207,000      $ (639,800)     $  (1,914,900)
                                                ================================================================================

Preferred Dividends Paid                            (147,100)                                                           (147,100)
                                                ============                                                       =============

Net income (loss) attributable to
common shares                                   $ (1,954,400)     $  325,200      $   207,000      $ (639,800)     $  (2,062,000)
                                                ================================================================================

Basic and diluted loss per common share         $     (17.88)                                                      $      (18.86)
                                                ============                                                       =============



The accompanying notes are an integral part of the pro forma condensed financial statements.

                                N' TANDEM TRUST
                       Pro Forma Condensed Balance Sheet

                              As of June 30, 2000

The following unaudited pro forma condensed balance sheet has been presented as if the acquisitions of the Hunter's Walk and Boulder Park communities and the related financing had been completed on June 30, 2000. The unaudited pro forma condensed balance sheet should be read in conjunction with the Trust's Annual Report on Form 10-KSB as filed with the Securities and Exchange Commission. The unaudited pro forma condensed balance sheet is not necessarily indicative of what the actual financial position of the Trust would have been had the acquisitions occurred on June 30, 2000 nor does it represent the future financial position of the Trust.

                                                   N'Tandem Trust
                                           Pro Forma Condensed Balance Sheet
                                                    (Unaudited)

                                                As of June 30, 2000
                                                -------------------

                                                 N'Tandem        Hunter's Walk      Boulder Park            N'Tandem
                                                Historical        Acquisition        Acquisition           Pro Forma
                                               -----------------------------------------------------------------------
                                                 (Note 1)          (Note 1)           (Note 1)
ASSETS
------
    Property held for investment, net          $ 58,890,500      $  2,445,500        $  2,456,400         $ 63,792,400
    Investments in joint ventures
        and limited partnerships                 10,902,000                                                 10,902,000
    Cash and cash equivalents                     1,413,100                                                  1,413,100
    Restricted cash                                 788,500                                                    788,500
    Deferred financing costs, net                 1,187,300                                                  1,187,300
    Other assets                                    880,100           (25,000)                                 855,100
                                               -----------------------------------------------------------------------
    Total assets                               $ 74,061,500      $  2,420,500        $  2,456,400         $ 78,938,400
                                               =======================================================================

LIABILITIES AND EQUITY
   Liabilities:
      Mortgage notes payable                   $ 39,221,600                                               $ 39,221,600
      Line of credit                              9,593,500      $  2,305,600        $  2,380,000           14,279,100
      Note payable to Chateau  Communities,
          Inc.                                   19,972,400                                                 19,972,400
      Accounts payable                               63,000                                                     63,000
      Accrued expenses                            2,251,300            17,500               5,000            2,273,800
      Other liabilities                           1,883,400            28,500                                1,911,900
      Due to general partner and affiliates       2,557,300            68,900              71,400            2,697,600
                                               -----------------------------------------------------------------------
      Total liabilities                          75,542,500         2,420,500           2,456,400           80,419,400
                                               -----------------------------------------------------------------------
      Shareholders' Equity:
        Preferred shares of beneficial
          interest,
            $0.01 par value; unlimited
               Shares authorized;
            98,073 shares issued and
               outstanding                        2,121,700                                                  2,121,700

      Common shares of beneficial interest,
             $0.01 par value; unlimited
               Shares authorized;
            109,308 shares issued and
               outstanding                        2,401,400                                                  2,401,400

      Dividends in excess of accumulated
          earnings                               (6,004,100)                                                (6,004,100)

                                               -----------------------------------------------------------------------
        Total Equity                             (1,481,000)                0                   0           (1,481,000)
                                               -----------------------------------------------------------------------
                                               -----------------------------------------------------------------------
        Total Liabilities and Equity           $ 74,061,500       $ 2,420,500         $ 2,456,400         $ 78,938,400
                                               =======================================================================

    The accompanying notes are an integral part of the pro forma condensed financial statements.

                                N'TANDEM TRUST
               NOTES TO CONDENSED PRO FORMA FINANCIAL STATEMENTS

1.      HISTORICAL FINANCIAL STATEMENTS

        The historical financial statements, which are included in the Trust's Form 10-QSB and its Annual Report on Form 10-KSB as filed with the Commission, include the accounts of the Trust as of and for the six months ended June 30, 2000 and the year ended December 31, 1999, respectively.

2.      PRO FORMA ADJUSTMENTS - STATEMENTS OF OPERATIONS

        The pro forma adjustments for the pro forma condensed statements of operations are as follows:

                                                                                      Six Months
                                                                                         Ended            Year Ended
                                                                                     June 30, 2000     December 31, 1999
                                                                                     -------------     -----------------
        a.   To adjust interest on $4,685,600 of indebtedness drawn on the
             Trust's line of credit, incurred at a weighted average rate of
             7.99% for the period beginning January 1, 1999                            $ 187,200            $ 374,400

        b.   To adjust depreciation of acquired properties based on an
             average 20 year life                                                      $  85,300            $ 170,600

        c.   An advisory fee representing 1% of the gross purchase price of
             $4,675,000 payable to the Trust's advisor pursuant to the
             N'Tandem advisory agreement                                               $  23,400            $  46,800

        d.   Adjustment for related party management fees, calculated as 5%
             of gross rental revenues pursuant to the asset management
             agreement with Chateau Communities, Inc.                                  $  24,600            $  48,000

3.  PRO FORMA ADJUSTMENTS - BALANCE SHEET

        a. Reflects the acquisition of the Hunter's Walk and Boulder Park (together, the "Acquired Properties"). The aggregate purchase price of $4,675,000 was funded by the Trust's line of credit. In accordance with the advisory agreement, the Trust will pay the Windsor Corporation an acquisition fee equal to 3% of the aggregate purchase price, which amounts to $140,300, and such amount has been included in property held for investment in the accompanying proforma condensed balance sheet.